Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Revenues:
Total revenues	$ 0	$ 0
Expenses:
Research and development	2,227,589	2,641,507
General and administrative	2,891,442	4,380,695
Total expenses	5,119,031	7,022,202
Loss from operations	(5,119,031)	(7,022,202)
Interest income	17,866	21,985
Net loss	$ (5,101,165)	$ (7,000,217)
Basic and diluted loss per share	$ (0.01)	$ (0.02)
Weighted average common shares outstanding	366,622,107	288,752,723